Exhibit 10.121

EXECUTION COPY

FIFTH AMENDMENT TO LICENSE AGREEMENT 1993-04-0412

BETWEEN

CORTEX PHARMACEUTICALS

AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

This Fifth Amendment (“Fifth Amendment”) to License Agreement Control No. 1993-04-0412 (“License Agreement”) between Cortex Pharmaceuticals, Inc. (“CORTEX”) and The Regents of the University of California (“THE REGENTS”) is effective as of the 15th day of March 2011.

WHEREAS, CORTEX and THE REGENTS entered into the License Agreement effective as of June 25, 1993, covering certain inventions developed by THE REGENTS as identified therein;

WHEREAS, pursuant to a Fourth Amendment dated as of August 24, 2010, THE REGENTS and CORTEX agreed, among other things, to (i) remove certain UC Case Nos. from the License Agreement, and (ii) remove certain indications related to respiratory depression and vaso-occlusive crises associated with sickle cell disease from CORTEX’s exclusive field of use;

WHEREAS, CORTEX and THE REGENTS now desire to reverse certain changes made by such Fourth Amendment:

NOW THEREFORE, CORTEX and THE REGENTS agree as follows:

1. Section 1.1 of the License Agreement shall be revised as follows:

ADD:

UC Case No.	Issued US Patent No.
2000-006-1	6110935
2000-006-2	6313115
2000-006-5	6730677

2. Section 2.3 of the License Agreement is amended to read in full as follows:

“2.3	Except as otherwise provided herein, the license granted in Section 2.1 shall be exclusive for the life of this Agreement.”

In light of the foregoing change to Section 2.3, the parties agree that the consent of CORTEX to permit THE REGENTS to grant to Biovail Laboratories International SRL a non-exclusive license to certain patent rights under UC Case No. 1991-207 for certain indications related to respiratory depression and vaso-occlusive crises associated with sickle cell disease, as set forth in the Agreement between CORTEX and THE REGENTS dated March 23, 2010, is terminated.

3. Section 7.4(c) of the License Agreement shall be amended to read as follows:

“by October 11, 2015, file a New Drug Application (NDA) in the U.S., or its equivalent in a foreign country, for a Licensed Product;”

4. All other terms of the License Agreement, as amended, remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment.

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA		CORTEX PHARMACEUTICALS

By:	/s/ Ronnie Hanecak	By:	/s/ Mark A. Varney

Name:	Ronnie Hanecak	Name:	Mark A. Varney

Title:	Assistant Vice Chancellor	Title:	President & CEO

Date:	March 15, 2011	Date:	March 15, 2011

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